                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6738

                  Van Kampen Ohio Value Municipal Income Trust
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/05

Item 1. Report to Shareholders

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Ohio Value Municipal Income Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/05

OHIO VALUE MUNICIPAL INCOME TRUST
SYMBOL: VOV
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (4/30/93)             6.15%         5.57%

10-year                               7.29          7.30

5-year                                8.67         10.02

1-year                               10.95         13.82

6-month                               2.96          2.55
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Ohio Municipal Bond Index is a broad-based statistical composite of Ohio municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 6-MONTH PERIOD ENDED APRIL 30, 2005

Van Kampen Ohio Value Municipal Income Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Timothy D. Haney and Robert Wimmel, Vice Presidents of the Adviser; and John Reynoldson, Executive Director of the Adviser.

MARKET CONDITIONS

The six-month period ended April 30, 2005, was characterized by continued short-term interest rate increases. As crude oil prices reached record highs, the prospect of rising inflation also cast a shadow. The Federal Open Market Committee (the "Fed") raised the federal funds target rate 100 basis points during the period through a series of four "measured" 0.25 percent tightenings to 2.75 percent by the end of April. Although rates in the short and intermediate areas of the yield curve shifted upward as the Fed tightened, long-term interest rates fell as buyers did not seem deterred by the prospect of rising inflation. As a result, the yield curve (the difference between short and longer-term yields) flattened and the long end of the municipal market handily outperformed the shorter end.

The municipal market in total posted positive returns during the period, though it was not uniformly strong. In contrast to the strong showing by longer-term bonds, shorter-term municipals were hampered by the Fed's tightening and turned in a flat to slightly negative showing. Within the investment-grade segment of the market, yield differentials between BBB-rated and AAA-rated municipal securities were slightly wider, though BBB-rated securities still outperformed high grades due to their higher coupons, while securities rated below investment grade strongly outperformed as investors sought out their higher yields.

The Fed's interest rate hikes did not appear to dampen investors' appetites for municipal bonds, as net inflows into municipal bond funds topped $290 million during the period. The supply of new issues was modest during the closing months of 2004 (the first two months of the period) before soaring in the opening months of 2005 as long-term issuers rushed to bring securities to market in anticipation of additional interest rate increases in the near term.

The outlook for Ohio's general obligation credit quality has stabilized, although the economic picture has not. The state lowered revenue estimates and used balancing measures such as drawing down reserves to maintain balanced operations. Unlike some other states, revenue growth has been uneven. Among the positives, revenues for fiscal year 2005 are slightly ahead of estimates. On the downside, unemployment is higher than the national average. Additionally,

(1)Team members may change without notice at any time.
 2
the state budget continues to face uncertainties; education funding is an area of particular concern.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On both an NAV basis and a market price basis, the trust outperformed its benchmark index, the Lehman Brothers Ohio Municipal Bond Index. (See table below.)

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

----------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS OHIO
        NAV      MARKET PRICE   MUNICIPAL BOND INDEX

       2.96%        2.55%              1.78%
----------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the positive performance of the bonds held by the trust.

As part of an ongoing strategy to position the trust for continued increases in short-term interest rates, we trimmed exposure to bonds with maturities in the five- to 15-year range and zero coupon bonds. Our strategy also included adding selectively to the trust's holdings of bonds with longer maturities but moderate interest rate characteristics. Finally, we kept the trust's duration (a measure of overall interest-rate sensitivity) below that of its benchmark.

We continued to focus on relative-value trading between liquid, high-quality securities to capture relative value opportunities identified by our analysts. The trust's overall credit exposure remained tilted toward higher-quality securities, with more than 80 percent of its exposure at the end of the period in bonds rated AA or better. We took advantage of what we believed were some compelling opportunities to add BBB rated securities to the portfolio when our analysts identified securities with attractive structures and yield characteristics.

By the end of the period, bonds rated BBB represented approximately 13 percent of the portfolio. This allocation proved beneficial as the market favored higher-coupon securities.

The trust's portfolio remained well diversified across the major sectors of the municipal bond market. At the end of the period, the top three sectors were health care, public education, and higher education.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the trust in the future.

TOP 5 SECTORS AS OF 4/30/05                 RATINGS ALLOCATION AS OF 4/30/05
Health Care                   23.3%         AAA/Aaa                         57.5%
Public Education              22.6          AA/Aa                           23.1
Higher Education              10.4          A/A                              3.3
Public Building               10.4          BBB/Baa                         12.6
Transportation                 7.4          Non-Rated                        3.5

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services.
 4

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  153.8%
          OHIO  142.3%
$  400    Akron Bath Copley, OH Jt Twp Hosp Fac Summa Hosp
          Ser A............................................ 5.375%   11/15/18   $    411,088
 1,000    Akron, OH Ctf Part Akron Muni Baseball Stad
          Proj............................................. 6.900    12/01/16      1,063,110
   850    Cleveland Cuyahoga Cnty, OH Port Auth Rev Dev
          Port Cleveland Bd Fd Ser A (LOC: Fifth Third
          Bank)............................................ 6.250    05/15/16        889,227
 1,000    Cleveland-Cuyahoga Cnty, OH Port Auth Rev Dev
          Fenn Proj (AMBAC Insd)........................... 5.000    08/01/28      1,055,200
   850    Cleveland-Cuyahoga Cnty, OH Port Auth Rev Dev
          Rita Proj (Radian Insd).......................... 5.000    11/15/19        896,843
 1,000    Cuyahoga Cnty, OH Multi-Family Rev Hsg Dalebridge
          Apts (AMT) (GNMA Collateralized)................. 6.500    10/20/20      1,027,010
   400    Cuyahoga Cnty, OH Multi-Family Rev Hsg Wtr Str
          Assoc (AMT) (GNMA Collateralized)................ 6.150    12/20/26        430,820
 1,000    Dayton, OH Arpt Rev Rfdg (AMT) (Radian Insd)..... 5.350    12/01/32      1,040,370
 1,225    Fairfield, OH City Sch Dist (Prerefunded @
          12/01/05) (FGIC Insd)............................ 7.200    12/01/12      1,294,127
 1,000    Franklin Cnty, OH Rev Mtg Seton Square North Proj
          (FHA Gtd)........................................ 6.150    10/01/18      1,021,190
 1,000    Garfield Heights, OH City Sch Dist Sch Impt (FSA
          Insd)............................................ 5.000    12/15/22      1,075,790
 1,000    Greene Cnty, OH Swr Sys Rev Govt Enterprise
          (Prerefunded @ 12/01/10) (AMBAC Insd)............ 5.625    12/01/25      1,132,920
 2,145    Groveport, OH Inc Tax Rcpt (MBIA Insd) (a)....... 5.000    12/01/20      2,288,478
 2,025    Hamilton Cnty, OH Sales Tax Sub Ser B Cap Apprec
          (AMBAC Insd).....................................   *      12/01/23        861,638
   595    Lake Loc Sch Dist OH Wood Cap Apprec (MBIA Insd)
          (a)..............................................   *      12/01/12        447,047
 1,000    Lakota, OH Loc Sch Dist (AMBAC Insd)............. 7.000    12/01/09      1,162,430
 1,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare....... 5.375    10/01/30      1,046,630
 1,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare Part
          Ser B (MBIA Insd)................................ 5.625    09/01/15      1,074,280
 1,000    Lorain Cnty, OH Hosp Rev EMH Regl Med Ctr Rfdg
          (AMBAC Insd)..................................... 7.750    11/01/13      1,043,930
 1,000    Mahoning Cnty, OH Hosp Fac Forum Hlth Oblig Group
          Ser A............................................ 6.000    11/15/32      1,074,610
   385    Marion Cnty, OH Hosp Rev Cmnty Hosp Impt &
          Rfdg............................................. 6.375    05/15/11        402,337
 1,000    Miami Cnty, OH Hosp Fac Rev Impt Upper Vly Med
          Ctr Ser C Rfdg................................... 6.250    05/15/13      1,042,170
 1,000    Miami Univ OH Rfdg (AMBAC Insd).................. 5.000    12/01/22      1,075,660
 1,000    Montgomery Cnty, OH Hosp Rev Grandview Hosp & Med
          Ctr Rfdg (Prerefunded @ 12/01/09)................ 5.600    12/01/11      1,097,520
 2,000    Montgomery Cnty, OH Rev Catholic Hlth Initiatives
          (Escrowed to Maturity)........................... 6.000    12/01/26      2,273,940
 1,000    Ohio Hsg Fin Agy Single Family Mtg Rev
          (Prerefunded @ 01/15/14) (FGIC Insd).............   *      01/15/15        639,590
 1,000    Ohio Muni Elec Generation Agy Jt Venture 5 Ctf
          Ben Int (MBIA Insd)..............................   *      02/15/25        398,690
 1,000    Ohio Muni Elec Generation Agy Jt Venture 5 Ctf
          Ben Int (MBIA Insd)..............................   *      02/15/30        304,780
 1,000    Ohio St Rev Major New St Infrastructure 1........ 5.000    06/15/11      1,091,490

See Notes to Financial Statements                                              7

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$2,000    Ohio St Univ Gen Rcpt Ser A...................... 5.000%   12/01/26   $  2,097,680
   845    Penta Career Ctr OH Ctf (FGIC Insd).............. 5.250    04/01/18        927,371
 2,000    Springboro, OH Cmnty City Sch Dist Sch Impt (MBIA
          Insd)............................................ 5.250    12/01/20      2,202,480
 1,895    Sugarcreek, OH Loc Sch Dist Sch Impt & Rfdg (MBIA
          Insd)............................................ 5.250    12/01/27      2,072,599
 1,040    Toledo, OH Sew Sys Rev (AMBAC Insd) (a).......... 5.000    11/15/24      1,111,438
   500    Toledo-Lucas Cnty, OH Port Auth Crocker Park Pub
          Impt Proj........................................ 5.375    12/01/35        527,920
                                                                                ------------
                                                                                  37,602,403
                                                                                ------------
          PUERTO RICO  7.2%
 1,500    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y
          Rfdg (FSA Insd).................................. 6.250    07/01/21      1,904,145
                                                                                ------------

          U. S. VIRGIN ISLANDS  4.3%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A...................................... 6.375    10/01/19      1,140,350
                                                                                ------------

TOTAL LONG-TERM INVESTMENTS  153.8%
  (Cost $37,575,451).........................................................     40,646,898

SHORT-TERM INVESTMENT  1.1%
  (Cost $300,000)............................................................        300,000
                                                                                ------------

TOTAL INVESTMENTS  154.9%
  (Cost $37,875,451).........................................................     40,946,898
OTHER ASSETS IN EXCESS OF LIABILITIES  1.9%..................................        497,766
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (56.8%)..................    (15,006,660)
                                                                                ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................   $ 26,438,004
                                                                                ============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) The Trust owns 100% of the bond issuance.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

 8                                             See Notes to Financial Statements

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (Unaudited)

ASSETS:
Total Investments (Cost $37,875,451)........................  $40,946,898
Cash........................................................       43,318
Receivables:
  Interest..................................................      711,359
  Investments Sold..........................................        5,000
Other.......................................................          970
                                                              -----------
    Total Assets............................................   41,707,545
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       18,581
  Income Distributions--Common Shares.......................        4,245
  Other Affiliates..........................................        1,090
Trustees' Deferred Compensation and Retirement Plans........      203,202
Accrued Expenses............................................       35,763
                                                              -----------
    Total Liabilities.......................................      262,881
Preferred Shares (including accrued distributions)..........   15,006,660
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $26,438,004
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($26,438,004 divided by
  1,688,099 shares outstanding).............................  $     15.66
                                                              ===========
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 1,688,099 shares issued and
  outstanding)..............................................  $    16,881
Paid in Surplus.............................................   24,047,221
Net Unrealized Appreciation.................................    3,071,447
Accumulated Undistributed Net Investment Income.............       80,499
Accumulated Net Realized Loss...............................     (778,044)
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $26,438,004
                                                              ===========
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 600 issued with liquidation preference of $25,000
  per share)................................................  $15,000,000
                                                              ===========
NET ASSETS INCLUDING PREFERRED SHARES.......................  $41,438,004
                                                              ===========

See Notes to Financial Statements                                              9

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $1,027,936
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     112,579
Preferred Share Maintenance.................................      28,211
Trustees' Fees and Related Expenses.........................      14,554
Audit.......................................................      12,699
Legal.......................................................       8,852
Custody.....................................................       2,853
Other.......................................................      31,669
                                                              ----------
    Total Expenses..........................................     211,417
                                                              ----------
NET INVESTMENT INCOME.......................................  $  816,519
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   63,226
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   3,062,788
  End of the Period.........................................   3,071,447
                                                              ----------
Net Unrealized Appreciation During the Period...............       8,659
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $   71,885
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (124,914)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $  763,490
                                                              ==========

 10                                            See Notes to Financial Statements

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2005     OCTOBER 31, 2004
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $   816,519         $ 1,597,267
Net Realized Gain.......................................         63,226              78,479
Net Unrealized Appreciation During the Period...........          8,659             600,840
Distributions to Preferred Shareholders:
  Net Investment Income.................................       (124,914)           (157,179)
                                                            -----------         -----------
Change in Net Assets Applicable to Common Shares from
  Operations............................................        763,490           2,119,407
Distributions to Common Shareholders:
  Net Investment Income.................................       (723,871)         (1,497,389)
                                                            -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................         39,619             622,018

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................         19,805              18,773
                                                            -----------         -----------
TOTAL INCREASE IN NET ASSETS APPLICABLE TO COMMON
  SHARES................................................         59,424             640,791
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     26,378,580          25,737,789
                                                            -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $80,499 and $112,765,
  respectively).........................................    $26,438,004         $26,378,580
                                                            ===========         ===========

See Notes to Financial Statements                                             11

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            SIX MONTHS
                                                              ENDED
                                                            APRIL 30,     ------------------
                                                               2005        2004       2003
                                                            --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................  $ 15.64      $ 15.27    $ 15.26
                                                             -------      -------    -------
  Net Investment Income....................................      .48          .94        .98
  Net Realized and Unrealized Gain/Loss....................      .04          .41        .04
Common Share Equivalent of Distributions Paid to Preferred
  Shareholders:
    Net Investment Income..................................     (.07)        (.09)      (.09)
                                                             -------      -------    -------
Total from Investment Operations...........................      .45         1.26        .93
Distributions Paid to Common Shareholders:
    Net Investment Income..................................     (.43)        (.89)      (.92)
                                                             -------      -------    -------
NET ASSET VALUE, END OF THE PERIOD.........................  $ 15.66      $ 15.64    $ 15.27
                                                             =======      =======    =======

Common Share Market Price at End of the Period.............  $ 14.81      $ 14.85    $ 14.90
Total Return (b)...........................................    2.55%*       5.81%      6.52%
Net Assets Applicable to Common Shares at End of the Period
  (In millions)............................................  $  26.4      $  26.4    $  25.7
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (c)........................................    1.62%        1.84%      1.81%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)..........................    6.27%        6.17%      6.35%
Portfolio Turnover.........................................       4%*         16%        28%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)...............................................    1.03%        1.17%      1.15%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)..........................    5.31%        5.56%      5.78%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.........................      600          600        600
Asset Coverage Per Preferred Share (e).....................  $69,074      $68,972    $67,899
Involuntary Liquidating Preference Per Preferred Share.....  $25,000      $25,000    $25,000
Average Market Value Per Preferred Share...................  $25,000      $25,000    $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .05%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.


YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------------------------
     2002 (a)    2001       2000      1999       1998       1997       1996       1995
----------------------------------------------------------------------------------------
     $ 15.06    $ 13.87   $  13.98   $ 15.72   $  15.16   $  14.48   $  14.32   $  12.36
     -------    -------   --------   -------   --------   --------   --------   --------
        1.01        .96       1.07      1.00        .99        .99       1.00        .98
         .17       1.21       (.08)    (1.75)       .56        .64        .09       2.02
        (.13)      (.28)      (.35)     (.28)      (.29)      (.29)      (.29)      (.33)
     -------    -------   --------   -------   --------   --------   --------   --------
        1.05       1.89        .64     (1.03)      1.26       1.34        .80       2.67
        (.85)      (.70)      (.75)     (.71)      (.70)      (.66)      (.64)      (.71)
     -------    -------   --------   -------   --------   --------   --------   --------
     $ 15.26    $ 15.06   $  13.87   $ 13.98   $  15.72   $  15.16   $  14.48   $  14.32
     =======    =======   ========   =======   ========   ========   ========   ========

     $ 14.85    $ 13.91   $12.0625   $ 12.25   $13.9375   $12.9375   $  11.75   $  11.75
      13.09%     21.51%      4.64%    -7.52%     13.24%     16.19%      5.55%     12.04%
     $  25.7    $  25.3   $   23.3   $  23.5   $   26.4   $   25.5   $   24.3   $   24.1
       1.83%      2.10%      2.11%     2.06%      2.12%      2.23%      2.29%      2.39%
       6.73%      6.66%      7.67%     6.62%      6.42%      6.75%      7.02%      7.35%
         33%        26%        20%       17%        18%        17%        41%        45%

       1.15%      1.30%      1.29%     1.29%      1.34%      1.39%      1.41%      1.44%
       5.88%      4.71%      5.17%     4.74%      4.51%      4.78%      4.95%      4.89%

         600        600        600       600        300        300        300        300
     $67,806    $67,215   $ 63,870   $64,181   $138,124   $134,988   $131,142   $130,243
     $25,000    $25,000   $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000    $25,000   $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements                                             13

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Ohio Value Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Ohio municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2005, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2004, the Trust had an accumulated capital loss carryforward for tax purposes of $841,270, of which $82,326 will expire on October 31, 2007, $758,896 will expire on October 31, 2008, and $48 will expire on October 31, 2009.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    At April 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $37,867,949
                                                              ===========
Gross tax unrealized appreciation...........................  $ 3,082,762
Gross tax unrealized depreciation...........................       (3,813)
                                                              -----------
Net tax unrealized appreciation on investments..............  $ 3,078,949
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2004 was as follows:

Distributions paid from:
  Ordinary income...........................................  $15,637
  Long-term capital gain....................................      -0-
                                                              -------
                                                              $15,637
                                                              =======

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $1,149

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%.

    For the six months ended April 30, 2005, the Trust recognized expenses of approximately $1,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2005, the Trust recognized expenses of approximately $13,300 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2005 and October 31, 2004, paid in surplus related to common shares aggregated $24,047,221 and $24,027,429, respectively.

    Transactions in common shares were as follows:

                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2005     OCTOBER 31, 2004
Beginning Shares........................................     1,686,828           1,685,625
Shares Issued Through Dividend Reinvestment.............         1,271               1,203
                                                             ---------           ---------
Ending Shares...........................................     1,688,099           1,686,828
                                                             =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,933,536 and $1,530,678, respectively.

5. PREFERRED SHARES

The Trust has outstanding 600 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is generally reset every seven days through an auction process. The rate in effect on April 30, 2005 was 2.850%. During the six months ended April 30, 2005, the rates ranged from 1.088% to 2.850%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. TRUST MERGER

On May 11, 2005, the Trustees of Ohio Value Municipal Income Trust ("Target Trust") announced its intention to merge the Target Trust into Ohio Quality Municipal Trust ("Acquiring Trust"). The Trustees of each of the trusts have approved in principal an agreement and plan of reorganization between the trusts providing for a transfer of assets and liabilities of the Target Trust to the Acquiring Trust in exchange for shares of beneficial interest of the Acquiring Trust (the "Reorganization"). The Reorganization is subject to the

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

approval by the shareholders of the Target Trust. The issuance of additional common shares of the Acquiring Trust is subject to the approval of the shareholders of the Acquiring Trust.

8. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may invest up to 15% of its net assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Trust may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Trust may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN OHIO VALUE MUNICIPAL TRUST

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President
and Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President
and Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N.A.
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.
 20

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC.
VOV SAR 6/05 RN05-01302P-N04/05
                                                   (VAN KAMPEN INVESTMENTS LOGO)

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)  Code of Ethics -- Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Ohio Value Municipal Income Trust

By:   /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
     ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 16, 2005

By:  /s/ James W. Garrett
     --------------------
Name: James W. Garrett
Title: Principal Financial Officer
Date: June 16, 2005